IAA TRUST GROWTH FUND, INC.


Supplement dated June 30, 1998
to Prospectus dated October 28, 1997


The capitalized terms used in this Supplement have the meanings assigned to them in the Prospectus.

The information with respect to portfolio management of the Growth Fund under the heading "MANAGEMENT'S DISCUSSION OF THE FUNDS' PERFORMANCE" on page 20 of the Prospectus is hereby replaced with the following information:


IAA Trust Company (the "Adviser") has made a change with respect to the Growth Fund's portfolio management. Effective June 19, 1998, the Fund will be managed by a committee of the Adviser's portfolio managers (the "Committee") led by Bruce Finks, who was the Fund's primary portfolio manager from 1994 to 1996.

Mr. Finks received his B.S. in Finance from Illinois State
University in 1976 and earned his Chartered Financial Analyst designation in 1987. Mr. Finks joined the Adviser in 1992 as an Equity Investment Officer and is currently the Director of Investments for the Adviser.

Other members of the Committee include Michael E. Marks and John Jacobs, who also manage other IAA Trust Mutual Funds, as well as Bernard R. Dorneden and Derek Vogler. Mr. Dorneden received his
B.S. in Business Administration from Northern Illinois University in 1966, his M.S. M.B.A. from Bradley University in 1970 and earned his Chartered Financial Analyst designation in 1980. Mr. Dorneden joined the Adviser in 1977 and his current position is Vice-President.
Mr. Vogler, a graduate of Illinois State University, received his B.S. in Finance in 1993 and his M.B.A. in 1995. Mr. Vogler joined the Adviser in 1995 and his current position is Investment Analyst.


INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE.